UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 17, 2017
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

First Solar, Inc. (“First Solar”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 17, 2017. A description of each matter voted upon at the Annual Meeting is described in detail in First Solar’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2017. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal 1: To elect the following eleven nominees to First Solar’s board of directors, each to serve on the board of directors until the next annual meeting of stockholders or until his or her successor has been elected and qualified:

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Michael J. Ahearn	65,844,496	945,594	119,951	20,674,349
Sharon L. Allen	66,404,897	422,978	82,166	20,674,349
Richard D. Chapman	65,998,715	781,534	129,792	20,674,349
George A. Hambro	66,032,949	748,011	129,081	20,674,349
Craig Kennedy	66,020,490	760,939	128,612	20,674,349
James F. Nolan	65,989,186	793,865	126,990	20,674,349
William J. Post	66,289,718	493,984	126,339	20,674,349
J. Thomas Presby	65,998,827	787,470	123,744	20,674,349
Paul H. Stebbins	59,749,546	7,029,622	130,873	20,674,349
Michael Sweeney	65,957,590	820,494	131,957	20,674,349
Mark R. Widmar	66,278,329	511,350	120,362	20,674,349

Proposal 2: To ratify the appointment of PricewaterhouseCoopers, LLP as First Solar’s independent registered public accounting firm for the year ending December 31, 2017:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
85,704,200	1,060,182	820,008	—

Proposal 3: Advisory vote on executive compensation:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
64,893,948	1,866,289	149,804	20,674,349

Proposal 4: Advisory vote on the frequency of the advisory vote on executive compensation:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
26,305,507	141,487	40,273,941	189,106	20,674,349

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Dated: May 22, 2017	By:	/s/ PAUL KALETA
	Name:	Paul Kaleta
	Title:	Executive Vice President, General Counsel and Secretary